UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2021
FASTLY, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38897	27-5411834
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

475 Brannan Street, Suite 300
San Francisco, CA 94107
(Address of principal executive offices) (Zip code)
(844) 432-7859
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00002 par value	“FSLY”	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Financial Officer

On June 29, 2021, Fastly, Inc. (the “Company”) announced that Ronald W. “Ron” Kisling, age 60, has been appointed to serve as the Company’s Chief Financial Officer. Mr. Kisling is expected to begin serving as the Company’s Chief Financial Officer in August 2021. Until that time, Adriel Lares will remain in his position as the Company’s Chief Financial Officer.

Mr. Kisling has served as Chief Financial Officer of Fitbit, Inc., which was acquired by Google in January 2021, since June 2018. He joined Fitbit in September 2014 and served as Chief Accounting Officer until his appointment as Chief Financial Officer. Prior to that, Mr. Kisling held Chief Financial Officer positions at numerous other technology companies, including Nanometrics Incorporated (now Onto Innovation Inc.), an industrial manufacturing company, PGP Corporation, a data encryption and security software company, Portal Software Inc., a product-based billing and revenue management software company, SPL WorldGroup, Inc., a revenue and operations management software company, and Saba Software, Inc., a talent management software company. He previously held a variety of finance and accounting positions at Symantec, a security software company, and at Coopers & Lybrand L.L.P., a public accounting firm. Mr. Kisling holds a B.A. in economics from Stanford University.

In connection with his appointment, on June 22, 2021, Mr. Kisling entered into a letter agreement with the Company (the “Offer Letter”), providing for an annual base salary of $600,000 and an award of restricted stock units with a value of USD $10,000,000 pursuant to the Company’s 2019 Equity Incentive Plan.

The foregoing description of the Offer Letter with Mr. Kisling is qualified in its entirety by reference to the Offer Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01                   Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Exhibit Description

10.1	Offer Letter by and between Fastly, Inc. and Ronald W. Kisling dated June 22, 2021.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTLY, INC.

Dated:	June 29, 2021	By:	/s/ Adriel Lares
Adriel Lares
Chief Financial Officer